UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.      )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12
PINNACLE WEST CAPITAL CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Engagement

Spring 2025



PINNACLE WEST
CAPITAL CORPORATION

Forward Looking Statements

This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume," "project," "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: uncertainties associated with the current and future economic environment, including economic growth rates, labor market conditions, inflation, supply chain delays, increased expenses, volatile capital markets, or other unpredictable effects; current and future economic conditions in Arizona, such as the housing market and overall business and regulatory environment; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; the direct or indirect effect on our facilities or business from cybersecurity threats or occurrences; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer, and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments, and proceedings; new legislation, ballot initiatives and regulation or interpretations of existing legislation or regulations, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investment; the ability of APS to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition, and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery, including as a result of delays in the development and application of new technologies; the cost of debt, including increased cost as a result of rising interest rates, and equity capital and our ability to access capital markets when required; environmental, economic, and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, captive insurance cell, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facilities and system conditions and operating costs; our ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of counterparties, power plant participants and power plant landowners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in the most recent Pinnacle West/APS Form 10-K along with other public filings with the Securities and Exchange Commission, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders.

Table of Contents





Company Profile & Shift to Clean

PINNACLE WEST
CAPITAL CORPORATION

Arizona's largest electric company

Service Territory



Nevada
Utah
Colorado
LAS VEGAS
FARMINGTON
FOUR CORNERS
New Mexico
KINGMAN
FLAGSTAFF
WINSLOW
HOLBROOK
CHOLLA
BAGDAD
PRESCOTT
California
PHOENIX
PALO VERDE
WEST PHOENIX
OCOTILLO
GLOBE
SUNDANCE
REDHAWK
GILA BEND
CASA GRANDE
YUMA
YUCCA
SAGUARO
TUCSON
NOGALES
DOUGLAS
APS Retail Electric Service Territory
Major APS Power Plants
Principal APS Transmission Lines
Major APS Solar Power Plants

Key facts as of Dec. 31, 2024	
Consolidated assets	**$26B**
Market cap	**$9.64B**
Generating capacity owned or leased (year end)	**6.5GW**
Customers	**1.4M**
Current % from clean energy	**54%**
Retail sales mix (Residential/Non-Residential)	**52%/48%**

PINNACLE WEST CAPITAL CORPORATION

We are making progress towards our Clean Energy Commitment

Progress

- Since 2020, have contracted over 8,500 MW of clean energy and storage expected to be in service for APS customers by end of 2028
- Issued 2024 All-Source RFP as load demand continues to increase in APS service territory
- Successfully received approval of the System Reliability Benefit Surcharge that will expand our capacity to self-build generation to meet customer need with reduced lag



Pathway


2005
24%
2019
50%
2030
65%
2050
100%



PINNACLE WEST
CAPITAL CORPORATION

Capital plan to support reliability and continued growth within our service territory


APS Total 2024-2027 $9.66B
$2.06B
$2.40B
$2.55B
$2.65B
$807
$340
$637
$273
$905
$450
$665
$380
$870
$675
$670
$335
$950
$750
$675
$275
Generation
Transmission
Distribution
Other
2024
2025E
2026E
2027E


CapEx Profile
Today
Q4 2023
$7.80B
24% growth
$9.66B
2023-2026E
2024-2027E

Source: 2024-2027 as disclosed in the 2024 Form 10-K

PINNACLE WEST CAPITAL CORPORATION



Customer & Employee Highlights

PINNACLE WEST
CAPITAL CORPORATION

We are focused on maintaining customer affordability and increasing customer satisfaction

APS rates have remained well below the rate of inflation


Average annual % change 2018-2024
CPI
CPI (PHX)
APS Rates
6%
0%
4.75%
3.78%
2.53%
2018
2019
2020
2021
2022
2023
2024

Key areas of focus

- Process improvements and preventative maintenance to reduce operating costs
- Innovative customer programs to help customers save energy and money
- Inflation Reduction Act tax credits and lending programs

Improved J.D. Power Customer Satisfaction Survey Rankings

	2021		2024
Residential Customers	4th Quartile	↑	2nd Quartile
Business Customers	4th Quartile	↑	2nd Quartile

PINNACLE WEST CAPITAL CORPORATION

Innovative customer programs

Cool Rewards smart thermostat demand response

- Deployed more than 97,000 thermostats
- Launched Business Cool Rewards
- One of the first utilities to implement a location-based demand response event aimed at reducing strain on the grid
- Achieved 160 MW in 2024



Connected water heating control pilot

- Water heating timed around Time-of-Use rates
- Daily load shifting with multi-family households

Residential battery pilot

- ~1 MW of dispatchable batteries, comprising approximately 255 batteries and 174 customers

Peak Solutions commercial & industrial demand response

- Achieved nearly 30 MW in 2024, with plans to expand further in 2025

Supporting our people to strengthen our company

- Virtually hosted **59 summer interns**
- **Robust employee engagement**, including **11 Employee Network Groups**
- Average **employee tenure of 11.29 years in 2024** due to strong talent strategy
- Total **turnover for 2024 was 7.1%** (about one-third of which were related to retirements)
- **Annual** and focused **quarterly pulse surveys** allow us to gather employee feedback, identify opportunities for improvement and compare our performance to other companies

Helping our communities thrive creates lasting benefits for our Company

$25 million	Community-minded employees	Earn to learn	Customer assistance	Heat relief strategy	Arizona teachers K-12
					
We **donated** nearly **$25 million** to the community in **2024**	Employees pledged **$2.2 million** to United Way and spent an estimated **96,000 hours volunteering**	Awarded **175 new scholarships** to low-to-moderate income students in Phoenix and rural areas	Provided **$3.75 million** in utility bill assistance to **37,525 customers** experiencing hardships	Partnered with local nonprofits to **expand assistance to vulnerable individuals** during Arizona's hot summer months	**500 Arizona K-12 teachers** received **$500** each to purchase classroom supplies

PINNACLE WEST CAPITAL CORPORATION



Strong Governance

PINNACLE WEST
CAPITAL CORPORATION

Robust shareholder rights reflect investor feedback

- Threshold to call a special meeting of shareholders set at **15%**
- **Annual elections** of all directors with cumulative voting
- **No poison pill plan** or similar anti-takeover provision in place
- **No supermajority provisions** in our Articles of Incorporation or Bylaws
- **Proxy access rights** allowing up to 20 shareholders owning 3% of our outstanding stock for at least 3 years to nominate up to 25% of the Board

Our strong governance enables successful execution

Board independence



- **Independent Lead Director** role with clearly defined and robust responsibilities
- Eleven of our twelve directors are **independent**
- **Robust Board refreshment,** with director retirement policy
- As of February 2025, **average tenure is 6** years

Board oversight



- Thorough CEO performance **oversight process**
- Robust management **succession planning**
- Board oversight of **strategy and risk**
- Diversity in skills, knowledge and expertise

Executive compensation linked to shareholder priorities

- Substantial proportion of target compensation **is at risk**
- **Performance shares are tied to relative performance,** ensuring long-term financial health and furthering our Clean Energy Commitment
- **Anti-hedging** and **anti-pledging policies**
- **Stock ownership guidelines** for all Named Executive Officers
- **Clawback policy** for executive officers



PINNACLE WEST CAPITAL CORPORATION



Voting Items

PINNACLE WEST
CAPITAL CORPORATION

Voting items

Proposal #1: To elect eleven directors to serve until the 2026 Annual Meeting of Shareholders

– **FOR** each director nominee

Proposal #2: To hold an advisory vote to approve executive compensation.

– **FOR**

Proposal #3: To ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2025

– **FOR**

Proposal #4: To amend the Restated Articles of Incorporation, as amended, to increase the number of authorized common stock of Pinnacle West

– **FOR**

Proposal #5: To act upon a shareholder proposal requesting support of a special shareholder meeting improvement, if properly presented at the 2025 Annual Meeting of Shareholders – the proposal seeks to remove the one-year holding requirement

– **AGAINST**

Your **Vote** Counts!

PINNACLE WEST CAPITAL CORPORATION

2025 Annual Meeting
Vote by May 20, 2025 11:59 PM EDT.
For shares held in a Savings Plan, vote by
May 18, 2025 11:59 PM EDT.



PINNACLE WEST CAPITAL CORPORATION
ATTN: SHAREHOLDER SERVICES
400 NORTH FIFTH STREET, STA 8602
PHOENIX, AZ 85004

V62760-P30067-Z89730

You invested in PINNACLE WEST CAPITAL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2025.**

Get informed before you vote

View the Proxy Statement and Form 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting these documents prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 21, 2025
1:30 p.m. Eastern Daylight Time

Virtually at:
www.virtualshareholdermeeting.com/PNW

*Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect eleven directors to serve until the 2026 Annual Meeting of Shareholders. **Nominees:** 01) Glynis A. Bryan 02) Ronald Butler, Jr. 03) Gonzalo A. de la Melena, Jr. 04) Carol S. Eicher 05) Susan T. Flanagan 06) Richard P. Fox 07) Theodore N. Geisler 08) Paula J. Sims 09) William H. Spence 10) Kristine L. Svinicki 11) James E. Trevathan, Jr.	For
2.	To hold an advisory vote to approve executive compensation.	For
3.	To ratify the appointment of our independent accountant for the year ending December 31, 2025.	For
4.	To amend the Restated Articles of Incorporation, as amended, to increase the number of authorized common stock of Pinnacle West.	For
5.	To act upon a shareholder proposal entitled "Support Special Shareholder Meeting Improvement" that seeks to remove the one-year holding requirement to call a special shareholder meeting.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".


INVESTORS PROXY INFORMATION

Investors Proxy Information

PINNACLE WEST ANNUAL SHAREHOLDER MEETING AND VOTING SUMMARY

The Company's 2025 Annual Meeting of Shareholders ("Annual Meeting") will be held at 1:30 p.m. Eastern Daylight Time (10:30 a.m., Arizona time), on Wednesday, May 21, 2025. The Annual Meeting will not be held at a physical location, but instead will be held virtually, where shareholders will participate by accessing a website using the internet. The Annual Meeting can be accessed at **www.virtualshareholdermeeting.com/PNW**. All shareholders of record at the close of business on March 14, 2025, are entitled to notice of and to vote at the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on the proxy card, the Internet Notice or the Voting Instruction Form. You also will be able to vote your shares electronically during the Annual Meeting (other than shares held through our 401(k) Plan, which must be voted prior to the meeting).

Voting Instructions:

Vote prior to the Annual Meeting by internet

The website address for internet voting is on the Proxy Card, the Internet Notice, and the Voting Instruction Form. Internet voting is available 24 hours a day.

Vote prior to the Annual Meeting by telephone

The toll-free number for telephone voting is on the Proxy Card, the Internet Notice, and the Voting Instruction Form. Telephone voting is available 24 hours a day.

Vote prior to the Annual Meeting by scanning the QR code

The QR code is on the Proxy Card, the Internet Notice, and the Voting Instruction Form, and is available 24 hours a day.

Vote prior to the Annual Meeting by mail

You may vote by mail by promptly marking, signing, dating, and mailing your Proxy Card or Voting Instruction Form (a postage-paid envelope is provided for mailing in the United States).

Vote during the Annual Meeting over the internet

To participate in the Annual Meeting, you will need the 16-digit control number included on the Proxy Card, the Internet Notice, or the Voting Instruction Form.

Shares held in your name or shares for which you are the beneficial owner but not the shareholder of record may be voted electronically during the formal business portion of the Annual Meeting. Shares held in the Pinnacle West 401(k) Plan cannot be voted during the Annual Meeting. If you hold shares in the Pinnacle West Investor Advantage Plan or brokerage account, and you plan to vote prior to the Annual Meeting by internet, telephone, or by scanning the QR code, you will need to submit your vote no later than 11:59 p.m. EDT on May 20, 2025. If you hold shares in the Pinnacle West 401(k) Plan, you will need to submit your vote no later than 11:59 p.m. EDT on May 18, 2025, to vote your shares.

You may change your vote by re-voting by telephone; re-voting by internet; or re-voting during the formal business portion of the Annual Meeting. For shares held in your name, you may change your vote by re-submitting a signed Proxy Card. In addition, for shares held in your name, you may also revoke a previously submitted Proxy Card by mailing to our Corporate Secretary a written notice of revocation. For shares for which you are the beneficial owner but not the shareholder of record, you may change your vote by re-submitting a signed Voting Instruction Form to your broker. In addition, for shares for which you are the beneficial owner but not the shareholder of record, you should contact your broker if you would like to revoke your vote.

Your vote is confidential. Only the following persons have access to your vote: election inspectors; individuals who help with the processing and counting of votes; and persons who need access for legal reasons. All votes will be counted by an independent inspector of elections appointed for the Annual Meeting.

Annual Meeting of Shareholders


SEE THE WAY FORWARD
2025 PROXY STATEMENT

Meeting Information

Date and Time

May 21, 2025, 01:30 PM EST (10:30 AM Arizona time)

Add to calendar

Place

Online at www.virtualshareholdermeeting.com/PNW

Who Can Vote

All shareholders of record at the close of business on March 14, 2025, are entitled to notice of and to vote at the Annual Meeting.

VOTE NOW

As Arizona stewards, we do what is right for the people and prosperity of our state. As a result, our customers know they can count on us to power their lives and businesses. Our job is to continue the excellent service Arizonans have come to expect by making responsible, necessary investments to:

- Ensure Reliability
- Maintain Affordability
- Secure a Clean, Balanced Energy Supply

VOTING ITEMS		BOARD RECOMMENDATION
Proposal 1	To elect 11 Directors to serve until the 2026 Annual Meeting of Shareholders	Vote FOR
Proposal 2	To hold an advisory vote to approve executive compensation	Vote FOR
Proposal 3	To ratify the appointment of our independent registered public accountant for the year ending December 31, 2025	Vote FOR
Proposal 4	To amend the Restated Articles of Incorporation, as amended, to increase the number of authorized common stock of Pinnacle West	Vote FOR
Proposal 5	To act upon a shareholder proposal requesting support of a special shareholder meeting improvement, if properly presented at the 2025 Annual Meeting of Shareholders – the proposal seeks to remove the one-year holding requirement	Vote AGAINST

2025 Proxy Statement | 2024 Annual Report

aps


Let's vote
on it.
Let your proxy vote be heard.
PINNACLE WEST
CAPITAL CORPORATION
YOUR VOTE MATTERS.
We've made it easy, so please take
two minutes right now to vote
using your preferred device.
PHONE
TABLET
PC
Go to:
Proxyvote.com
P25392-EPN

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission ("SEC") permits companies to send the enclosed "Notice" instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company's proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company's costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.

For more information about the SEC's Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.


Let's vote on it.
Let your proxy vote be heard.
PINNACLE WEST
CAPITAL CORPORATION
YOUR VOTE MATTERS.
We've made it easy, so please take two minutes right now to vote using your preferred device.
PHONE
TABLET
PC
Go to:
Proxyvote.com
Call:
1-800-690-6903
P25392-EPB